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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 2, 2002

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                               Toll Brothers, Inc.
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               (Exact Name of Registrant as Specified in Charter)

      Delaware                     001-09186               23-2416878
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(State or Other Jurisdiction     (Commission            (IRS Employer
   of Incorporation)             File Number)        Identification No.)

 3103 Philmont Avenue, Huntingdon Valley, PA                    19006
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 (Address of Principal Executive Offices)                     (Zip Code)


 Registrant's telephone number, including area code: (215) 938-8000
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Item 5.  Other Events.

Stock Split

The Registrant's Board of Directors declared a two-for-one split of its common stock in the form of a stock dividend to stockholders of record on March 14, 2002. The additional shares of common stock were distributed on March 28, 2002. All share and per share amounts presented in exhibit 11 and exhibit 99.1 of this Current Report on Form 8-K have been restated to reflect this split.


Adoption of Statement of Accounting Standards No. 142 -"Goodwill and Other Intangible Asset"("SFAS 142")

SFAS 142 provides guidance on accounting for certain intangibles and eliminates the amortization of goodwill and certain intangible assets. Intangible assets, including goodwill, that are not subject to amortization are required to be tested for impairment and possible write-down on an annual basis. The Registrant adopted SFAS 142 on November 1, 2001, the first day of our 2002 fiscal year. The Registrant had $8.9 million of goodwill at November 1, 2001. The adoption of SFAS 142 did not have a material impact on the Registrant's financial statements. Exhibit 99.1 of this Current Report on Form 8-K provides additional information relating to earnings and earnings per share had SFAS 142 been adopted on November 1, 1996 and had the Company not amortized goodwill in each of the periods presented.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c).     Exhibits.

         The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.                 Item
----                ----
11*                 Statement re computation of per share earnings

99.1* Transitional disclosure required by Statement of Financial Accounting Standards No. 142

* Filed electronically herewith.




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                                    Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TOLL BROTHERS, INC.




Dated: July 2, 2002                           By: /s/ Joseph R. Sicree
                                                  ------------------------
                                                  Joseph R. Sicree
                                                  Vice President







                                  Exhibit Index
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The following Exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
No.                                 Item
-------                             ----

11*               Statement re computation of per share earnings

99.1* Transitional disclosure required by Statement of Financial Accounting Standards No. 142


* Filed electronically herewith.